UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 16, 2026 (October 13, 2026)

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The Procter & Gamble Company
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation or organization)	001-00434 (Commission File Number)	31-0411980 (I.R.S. Employer Identification Number)
One Procter & Gamble Plaza Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)
(513) 983-1100
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock without Par Value	PG	NYSE
0.110% Notes due 2026	PG26D	NYSE
4.875% EUR Notes due May 2027	PG27A	NYSE
1.200% Notes due 2028	PG28	NYSE
3.150% EUR Notes due 2028	PG28B	NYSE
1.250% Notes due 2029	PG29B	NYSE
1.800% Notes due 2029	PG29A	NYSE
6.250% GBP Notes due January 2030	PG30	NYSE
0.350% Notes due 2030	PG30C	NYSE
0.230% Notes due 2031	PG31A	NYSE
3.250% EUR Notes due 2031	PG31B	NYSE
5.250% GBP Notes due January 2033	PG33	NYSE
3.200% EUR Notes due 2034	PG34C	NYSE
1.875% Notes due 2038	PG38	NYSE
0.900% Notes due 2041	PG41	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders

On October 13, 2026, the Company held its 2026 Annual Meeting of Shareholders. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Proposal 1 – Election of Directors.
Each of the following nominees was elected to serve a one-year term on the Company’s Board of Directors.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Allen, B. Marc	1,621,249,439	36,698,468	7,194,617	348,791,925
Arnold, Craig	1,598,919,906	58,869,360	7,353,258	348,791,925
Biggs, Brett	1,627,657,909	29,954,939	7,529,676	348,791,925
Bonini, Sheila	1,620,662,346	36,606,898	7,873,280	348,791,925
Chang, Amy L.	1,620,721,619	36,683,295	7,737,610	348,791,925
Jejurikar, Shailesh	1,579,539,845	71,333,130	14,269,549	348,791,925
Jimenez, Joseph	1,563,009,661	94,395,462	7,737,401	348,791,925
Kempczinski, Christopher	1,577,960,305	79,508,735	7,673,484	348,791,925
McCarthy, Christine M.	1,605,764,033	52,503,580	6,874,911	348,791,925
McEvoy, Ashley	1,637,575,637	20,765,443	6,801,444	348,791,925
Portman, Robert J.	1,614,941,502	42,333,430	7,867,592	348,791,925
Subramaniam, Rajesh	1,619,607,883	37,297,145	8,237,496	348,791,925

Proposal 2- Ratify Appointment of the Independent Registered Public Accounting Firm.
The proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,873,668,914	128,592,524	11,673,011	0

Proposal 3 - Advisory Vote to Approve the Company’s Executive Compensation (the “Say on Pay” Vote).
The proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,514,086,600	138,017,439	13,038,485	348,791,925

Proposal 4 - Shareholder Proposal Requesting Lower Threshold for Special Meetings.
The proposal was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
608,496,499	1,043,653,976	12,992,049	348,791,925

Proposal 5 -  Shareholder Proposal Requesting Policy on Eligibility Thresholds for Proponents of Shareholder Proposals.
The proposal was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
436,255,392	1,183,852,903	45,034,229	348,791,925

Proposal 6 -  Shareholder Proposal Requesting Annual Reporting on Charitable Contributions.
The proposal was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,596,774	1,573,630,523	23,915,227	348,791,925

The Company is filing this 8-K pursuant to Item 5.07, "Submission of Matters to a Vote of Security Holders."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of October, 2026.

THE PROCTER & GAMBLE COMPANY

By:	/s/ Aaron B. Shepherd
Name:	Aaron B. Shepherd
Title:	Assistant Secretary